Exhibit 99.1

QUICKPARTS.COM, INC.

FINANCIAL STATEMENTS

YEAR ENDED DECEMBER 31, 2010

QUICKPARTS.COM, INC.
YEAR ENDED DECEMBER 31, 2010

INDEPENDENT AUDITOR’S REPORT

To the Stockholders and Board of Directors of
Quickparts.com, Inc.
Atlanta, Georgia

We have audited the accompanying balance sheet of Quickparts.com, Inc., (a Delaware Corporation) as of December 31, 2010, and the related statement of income, changes in stockholders’ equity and cash flow for the year then ended. These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Quickparts.com, Inc., as of December 31, 2010, and the results of its operations and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Goldman & Company CPAs PC

Goldman & Company CPAs PC
Marietta, GA
January 31, 2011

QUICKPARTS.COM, INC.
BALANCE SHEET
DECEMBER 31, 2010

ASSETS
2010
CURRENT ASSETS:
Cash and Cash Equivalents	$1,618,717
Investments	4,491,484
Receivables	4,824,371
Deferred Tax Asset (Notes D & E)	53,552

Total Current Assets	10,988,124
PROPERTY & EQUIPMENT:
Office Furniture, Equipment & Leasehold Improvement	308,526
Computer Hardware & Software	485,268
793,794

Less Accumulated Depreciation	(552,072)

Net Property & Equipment	241,721

OTHER ASSETS	47,705

TOTAL ASSETS	$11,277,551
LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts Payable	$2,925,948
Customer Deposits (Note F)	9,394
Deferred Rent Obligation	24,949
Other Current Liabilities (Note C-1)	1,359,499

Total Current Liabilities	4,319,790

LONG TERM LIABILITIES:
Deferred Income Taxes (Notes D and E)	5,609

Total Long Term Liabilities	5,609
COMMITMENT (Note C)
STOCKHOLDERS’ EQUITY
Common Stock, 12,000,000 Authorized at 12/31/10	9,592
Common Stock, $.001 Par Value, 8,713,172 Issued & Outstanding
Common Class A, $.001 Par Value 878,734 Shares Authorized & Issued @12/31/10

Unrealized Gain (Loss) on Securities	(35,868)

Stock Subscriptions Receivable	(406,051)

Additional Paid-In Capital (Note H)	4,368,707

Retained Earnings	3,015,772

Total Stockholders’ Equity	6,952,152

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	11,277,551

The Accompanying Notes are an Integral Part of these Financial Statements

QUICKPARTS.COM, INC.
STATEMENT OF INCOME
YEAR ENDED DECEMBER 31, 2010

2010
REVENUE:
Net Revenues	$25,186,727
COST OF GOODS SOLD:
Total Cost of Goods Sold	15,530,213

GROSS PROFIT	9,656,514
OPERATING EXPENSES:
Selling, General & Administrative	6,364,312
Research & Development	554,190
Total Operating Expenses	6,918,502

INCOME FROM OPERATIONS	2,738,012

OTHER INCOME - Interest Income	112,632

INCOME BEFORE INCOME TAXES	2,850,643

INCOME TAXES (Notes D & E)	858,631

NET INCOME	$1,992,013

The Accompanying Notes are an Integral Part of these Financial Statements

QUICKPARTS.COM, INC.
STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
YEAR ENDED DECEMBER 31, 2010

					Accumulated Other	Stock			Total Stock-
	Common Stock		Additional Paid-	Retained	Comprehensive	Subscriptions	Treasury Stock		holders'
	Shares	Amount	in Capital	Earnings	Income	Receivable	Shares	Amount	Equity
Balance at January 1, 2010	9,083,284	9,084	3,931,800	2,225,042	(990)		527,804	(1,201,282)	4,963,653
Net Income				1,992,013					1,992,013
Unrealized (Loss) on marketable securities					(34,877)				(34,877)
Issuance of Common Stock	41,500	41	35,649						35,690
Retire Treasury Shares				(1,201,282)			(527,804)	1,201,282	-
Stock Subscriptions Receivable	467,122	467	401,258	-		(406,051)			(4,326)
Balance at December 31, 2010	9,591,906	$9,592	$4,368,707	$3,015,772	$(35,868)	$(406,051)	0	$-	$6,952,152

The Accompanying Notes are an Integral Part of these Financial Statements

QUICKPARTS.COM, INC.
STATEMENT OF CASH FLOWS
YEAR ENDED DECEMBER 31, 2010

2010

CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income	$1,992,013
Adjustments to Reconcile Net Income to Net Cash
by Operating Activities:
Depreciation & Amortization	114,606
Deferred Income Taxes	(11,816)
(Increase) Decrease in:
Receivables	(1,693,671)
Income Taxes Receivable	112,724
Investment Interest Receivable	6,330
Other Current Assets	(78,409)
Payables	559,082
Customer Deposits	2,594
Deferred Rent Obligation	9,076
Other Current Liabilities	1,085,472

Net Cash Provided by Operating Activities	2,098,000

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of Property & Equipment	(89,872)
Purchase of Marketable Securities & Investments	(4,134,289)

Net Cash Used in Investing Activities	(4,224,161)

CASH FLOWS FROM FINANCING ACTIVITIES:
Common Stock	509
Increase in Subscriptions Receivable	(406,051)
Paid in Capital	436,907

Net Cash Provided by Financing Activities	31,364

NET DECREASE IN CASH	(2,094,797)

CASH AND CASH EQUIVALENTS - BEGINNING OF YEAR	3,713,513

CASH AND CASH EQUIVALENTS - END OF YEAR	$1,618,717
SUPPLEMENTAL DISCLOSURES OF CASH FLOWS INFORMATION:
Cash Paid During the Year for Interest Expense	-

Cash Paid During the Year for Income Tax	$98,792

The Accompanying Notes are an Integral Part of these Financial Statements

QUICKPARTS.COM, INC.
NOTES TO FINANCIAL STATEMENTS

NOTE A – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Business

Quickparts.com, Inc. (the Company) is a privately held manufacturing services company organized in 1999.  The Company provides custom manufacturing services from rapid prototyping to production parts for engineers and designers looking to produce plastic and metal parts from 3D CAD files.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Revenue and Expense Recognition

Revenue for contracts that are less than one month in duration are recorded in the month they are billed.  Revenue for contracts that exceed one month in duration are recorded ratably over the period of performance as work in process receivables and related expenses are recorded as work in progress-payables.  In both cases, costs are recognized in the period when revenues are recorded.

Uninsured Cash and Cash Equivalent Balances

Certain cash or cash equivalent deposits with financial institutions are from time to time in excess of the $250,000 Federal Deposit Insurance Corporation (FDIC) guaranty. At December 31, 2010, the Company had cash deposits of $967,001 in excess of FDIC insured limits. The Company also maintains marketable securities at a brokerage firm and at December 31, 2010 had $4,998,001 in this account which was not FDIC insured but was insured by the SIPC.

Cash and Cash Equivalents

Cash and cash equivalents consist of demand deposit bank accounts, money market securities and certain investments that have original maturities of less than three months, when purchased.  The Company uses the fair value for equity securities because the market value can be readily determined from quoted market prices. For the purposes of the Statement of Cash Flows, marketable securities, with a maturity date of 3 months or less, are considered part of cash and cash equivalents.

Investments

The Company determines the appropriate classification of its investments in debt and equity securities at the time of purchase and reevaluates such determinations at each balance-sheet date. Debt securities are classified as held-to-maturity when the Company has the positive intent and ability to hold the securities to maturity. Debt securities for which the Company does not have the intent or ability to hold to maturity are classified as available-for-sale. Held-to-maturity securities are recorded as either short-term or long-term on the Balance Sheet, based on contractual maturity date and are stated at amortized cost. Marketable securities that are bought and held principally for the purpose of selling them in the near term are classified as trading securities and are reported at fair value, with unrealized gains and losses recognized in earnings. Debt and marketable equity securities not classified as held-to-maturity or as trading, are classified as available-for-sale, and are carried at fair market value, with the unrealized gains and losses, net of tax, included in the determination of comprehensive income and reported in shareholders’ equity.

NOTE A – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

FASB Statement No. 157, Fair Value Measurements, establishes a framework for measuring fair value. That framework provides a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements). The three levels of the fair value hierarchy under FASB Statement No. 157 are described as follows:

Level 1	Inputs to the valuation methodology are unadjusted quoted prices for identical assets or liabilities in active markets.

Level 2	Inputs to the valuation methodology include
▪	Quoted prices for similar assets or liabilities in active markets;
▪	Quoted prices for identical or similar assets or liabilities in inactive markets;
▪	Inputs other than quoted prices that are observable for the asset or liability;
▪	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

If the asset or liability has a specified (contractual) term, the level 2 input must be observable for substantially the full term of the asset or liability.

Level 3	Inputs to the valuation methodology are unobservable and significant to the fair value measurement.

The asset or liability’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. Valuation techniques used need to maximize the use of observable inputs and minimize the use of unobservable inputs.

The Company’s short-term investments are comprised of debt securities, all of which are classified as available for sale securities and are carried at their level 1 fair value based on the quoted market prices of the securities at December 31, 2010.

Available for sale securities consist of the following:

		December 31, 2010
		Losses in Accumulated Other
	Fair Value	Comprehensive Income

Corporate Bonds	$413,573	$(7,517)
Mutual Funds	4,077,911	(28,351)
Total	$4,491,484	$(35,868)

Following is a description of the valuation methodologies used for assets measured at fair value.

Corporate Bonds and Mutual Funds: Corporate bonds and mutual funds are valued at the closing prices reported in the active market in which the bond is traded.

Property and Equipment

Property & equipment are stated at cost.  Depreciation is being provided on the straight-line method over the estimated useful lives of the assets.

NOTE A – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Advertising

The Company follows the policy of charging costs of advertising to expense as incurred.  Advertising expense was $108,768 for the year ended December 31, 2010.

Shipping and Handling

The Company follows the policy of classifying charges to customers for shipping and handling in revenues and related costs incurred for shipping and handling is classified in cost of goods sold.  Such charges and costs for the year ended December 31, 2010 were $667,704 and $441,959, respectively.

Accounts Receivable

The Company provides an allowance for doubtful accounts equal to the estimated uncollectible amounts. The Company’s estimate is based on historical collection experience and a review of the current status of trade accounts receivable. It is reasonably possible that the Company’s estimate of the allowance for doubtful accounts will change. Accounts receivable are presented net of an allowance for doubtful accounts of $91,412 at December 31, 2010.

Work In Progress

This represents unbilled receivables for revenue earned in the current period but not billed to the customer until future dates, usually within two months. The revenue is recorded in Receivables. The related cost of goods is recorded as – Accounts Payable, as a liability.

Research and Development Costs

Expenses incurred for research and development of new computer software products are charged against current earnings.  Research and development expense was $554,190 for the year ended December 31, 2010.

Stock Based Compensation Plan

The Company was required to adopt the provisions of FASB Statement No. 123R, “Share-Based Payment,” (SFAS 123R) (FASB ASC 505; 718) effective January 1, 2006.  Prior to January 1, 2006, the Company used the intrinsic value method permitted by FASB Statement No. 123, “Accounting for Stock-Based Compensation” (“SFAS 123”) to account for stock options granted to employees.  The Company elected the disclosure-only provisions of SFAS 123 and accordingly, did not recognize compensation expense for stock option grants.

Under SFAS No. 123R (FASB ASC 505; 718), the Company is required to recognize compensation expense for options granted in 2006 and thereafter.  The Company, as permitted to non-public companies, elected to continue to use the intrinsic value method to value its options because the Company has determined that is not possible to reasonably estimate the fair value at grant date. The intrinsic value method requires that the Company re-measure its options annually and recognize the difference in the fair market value and exercise price. The intrinsic value method excludes the value of the right to purchase the underlying shares at a fixed price.

The Company uses the prospective application transition method in adoption of SFAS No. 123R (FASB ASC 505; 718).  Under this transition method, the Company will continue to account for any portion of awards outstanding at the date of initial application of  SFAS 123R (FASB ASC 505; 718) using the principles originally applied to these awards. No compensation expense will be recognized for options granted prior to January 1, 2006.

(See Note G below for Company specific plan information)

NOTE A – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Accounting for Income Taxes

Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently due plus deferred taxes related primarily to differences between the basis of property & equipment, environmental cost accrual, allowance for bad debt and warranties, depreciation of assets and net operating loss carryforwards for financial and income tax reporting. The deferred tax assets and liabilities represent the future tax return consequences of those differences, which will either be deductible or taxable when the assets and liabilities are recovered or settled. Deferred taxes also are recognized for operating losses that are available to offset future taxable income and tax credits that are available to offset future federal income taxes. The Company accounts for investment tax credits using the flow-through method, and thus, they reduce income tax expense in the year the related assets are placed in service or qualified progress payments are made.

The above mentioned differences result in deferred income taxes. If it is more likely than not that some portion or all of a deferred tax asset will not be realized, a valuation allowance is recognized.

The Company files income tax returns in the U.S. federal jurisdiction, and various state jurisdictions.  The Company is generally no longer subject to U.S. federal or state income tax examinations by tax authorities for years before 2007.

The Company follows the provisions of uncertain tax positions as addressed in FASB Accounting Standards Codification 740-10-65-1. The Company has no tax position at December 31, 2010 for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. The Company recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in operating expenses. No such interest or penalties were recognized during the periods presented. The Company had no accruals for interest and penalties at December 31, 2010.

Subsequent Events

 The Company has evaluated events and transactions for potential recognition or disclosure in the financial statements through January 31, 2011, the date in which the financial statements were available to be issued.  None were noted.

NOTE B – LINE OF CREDIT

In July 2006, the Company opened a line of credit with a commercial bank with a maximum borrowing potential of $500,000. This line was increased to $1,000,000 in March 2008. The line bears interest at the prime.  There was no outstanding borrowing on the line of credit and it expired in June 2010.

NOTE C- COMMITMENTS

The Company has one non-cancelable operating lease as of December 31, 2010. On June 1, 2010, the Company was obligated under a non-cancelable operating lease for office space in Atlanta through May 31, 2013.  The rent expense for the year ended December 31, 2010 was $255,432.

Future minimum lease payments are as follows:
Year Ending:

2011       $ 307,308
2012       $ 314,947
2013       $ 132,555

NOTE C-1- OTHER CURRENT LIABILITIES

Other current liabilities consist of the following at December 31, 2010:

2010
Accrued Income Taxes	764,099
Accrued Bonuses	453,237
Accrued Compensated Absence	66,095
Accrued Expenses	27,457
Accrued Payroll	16,726
Credit Cards	14,150
Accrued Sales Tax	12,993
Unclaimed Property	4,742
1,359,499

NOTE D – PROVISION FOR INCOME TAXES

The amount of current and deferred tax payable or refundable is recognized as of the date of the financial statements, utilizing currently enacted tax laws and rates. Deferred tax expenses or benefits are recognized in the financial statements for the changes in deferred tax liabilities or assets between years. The Company recognizes and measures its unrecognized tax benefit in accordance with FASB ASC 740, Income Taxes. Under that guidance, the Company assesses the likelihood, based on their technical merit, that tax positions will be sustained upon examination based on the facts, circumstances and information available at the end of each period. The measurement of unrecognized tax benefits is adjusted when new information is available, or when an event occurs that requires change.

The provision (benefit) for income taxes consists of the following:

2010
Current Liability (Benefit):	$870,447
Deferred Liability (Benefit):	(11,816)
Provision (Benefit) for Income Tax	$858,631

The Company’s effective income tax rate is lower than what would be expected if the federal and state were applied to income before taxes primarily because of certain expenses deductible for financial reporting purposes  are not deductible for tax purposes, primarily state income tax refunds and research and development credits.

The deferred income taxes reflect the net tax effects from temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax reporting purposes (see Note E) for the components of deferred tax assets and liabilities.

NOTE E – INCOME TAXES AND DEFERRED TAX

2010
Deferred Tax Asset:
Allowance for Doubtful Accounts	$91,412
Vacation Accrual	66,095
Subtotal	157,507
Deferred Tax Asset @ 34% Combined Rate	53,552
R&D Credit Carry forward	-
Deferred Tax Asset	$53,552

Deferred Tax Liabilities:
Difference in Book and Tax Depreciation	17,526
Subtotal	17,526
Deferred Tax Liability @34% Combined Rate	$5,608

NOTE F – DEPOSITS

The Company signed contracts for future projects for its customers and funds received are recorded as deposits. The deposits related to these future projects are $6,830 at December 31, 2010.

NOTE G –EMPLOYEE STOCK INCENTIVE PLAN

In 2003 the Company implemented a stock based compensation awards plan which granted employees an option to purchase shares of the Company at an amount equal to its market value on the date of grant. The options vest 3 years from the grant date and are exercisable from then to a period of 10 years from the grant date. The options are reported as liabilities on the Company’s balance sheet and will be re-measured at each financial reporting date through the date of settlement.

For options granted after, January 1, 2006, compensation cost and related liabilities equal to the increase in the fair value of the Company’s stock over the exercise price per share are recognized over the three-year service period and, subsequently through the date of settlement, if later.

At December 31, 2010, the estimated fair value of the Company’s stock is $0.86 per share.  Accordingly, the intrinsic value of the options is zero at December 31 2010.  The share-based compensation liability at December 31, 2010 and related compensation benefit recognized for 2010 is $0.  The Company has also recorded no related deferred tax liability or deferred tax benefit as of December 31 2010, related to these options.

The statement of cash flows will not be affected.

There is no additional compensation cost estimated at this time.

The following is an analysis of stock options as of December 31, 2010.

NOTE G –EMPLOYEE STOCK INCENTIVE PLAN (Continued)

	2010

Award Year	2003	2004	2005	2006	2007	2008	2009	2010	Total
Options granted	192,952	251,968	193,000	132,000	290,122	111,000	79,000	82,000	1,332,042
Options cancelled	45,984	65,984	85,000	45,000	242,122	33,000	11,000	2,000	530,090
Options cancelled cost to exercise	28,050	46,849	74,800	38,700	208,225	28,380	9,460	1,720	436,184
Vested amount	146,968	185,984	108,000	87,000	48,000	51,480	22,440	-	649,872
Vested amount cost to exercise	89,650	132,049	95,040	74,820	41,280	44,273	19,298	-	496,410
Cost to exercise	117,701	178,897	169,840	113,520	249,505	95,460	67,940	70,520	1,063,383
Strike price	0.61	0.71	0.88	0.86	0.86	0.86	0.86	0.86
FMV	0.86	0.86	0.86	0.86	0.86	0.86	0.86	0.86
Price difference	0.25	0.15	(0.02)	-	-	-	-	-

Gross Compensation amount	36,742	27,898	-	-	-	-	-	-	64,640
Less: Compensation not reported pre- 12/31/05

Less: Compensation previously reported after 12/31/05	(36,742)	(27,898)	-	-	-	-	-	-	(64,640)

NOTE H- SALE OF COMMON STOCK

In 2006 the Company’s board of directors authorized the sale of 878,734 shares of is Class A common stock for $2.276 per share for $2,000,000. The proceeds from the sale of the Class A stock were used to buy back 878,734 common shares from existing shareholders. In 2006, the Company authorized the sale of an additional 527,804 shares of Class A common stock at $2.276 per share for $1,201,282. In 2008, the Company bought these shares back at $2.0256 per share for $1,069,141 and placed them in Treasury.  These Treasury shares were retired in 2010.